UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No.  )

Filed by the Registrant ☒        Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

WESTERN DIGITAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	Fee not required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! WESTERN DIGITAL CORPORATION Special Meeting of Stockholders May 10, 2024, 8:00 a.m., PT www.virtualshareholdermeeting.com/WDC2024SM 5601 GREAT OAKS PARKWAY SAN JOSE, CA 95119 V34347-S84511 You invested in WESTERN DIGITAL CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Special Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 10, 2024. Get informed before you vote View the Notice and Proxy Statement and 2023 Annual Report online OR you can receive a free paper or email copy of the Special Meeting material(s) by requesting prior to April 26, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 10, 2024 8:00 a.m., PT Virtually at: www.virtualshareholdermeeting.com WDC2024SM Vote Before the Meeting at proxyvote.com by May 9, 2024, 11:59 p.m., ET *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Approval of an amendment to Western Digital Corporation’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Western Digital Corporation Common Stock from 450,000,000 shares For to 750,000,000 shares. 2. Approval of an amendment to Western Digital Corporation’s Amended and Restated Certificate of Incorporation to provide for the elimination of certain officers’ personal liability for monetary damages stemming from breaches of the For duty of care as permitted by Section 102(b)(7) of the General Corporation Law of the State of Delaware. 3. Approval of an amendment of the Amended and Restated Certificate of Incorporation of Western Digital Technologies, Inc., to remove the provision that requires the approval of Western Digital Corporation’s stockholders, in addition to For the vote of Western Digital Corporation (as sole stockholder), in order for Western Digital Technologies, Inc. to take certain actions. 4. Approval of an amendment to Western Digital Technologies, Inc.’s Amended and Restated Certificate of Incorporation to provide for the elimination of certain officers’ personal liability for monetary damages stemming from breaches of For the duty of care as permitted by Section 102(b)(7) of the General Corporation Law of the State of Delaware. 5. Adjournment of the Special Meeting from time to time to solicit additional proxies in favor of Proposals 1-4 or if For otherwise determined by the Chair of the Special Meeting to be necessary or appropriate. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V34348-S84511